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                                             CHASE MANHATTAN AUTO OWNER TRUST
                                                      SERIES 1997-B
                                             STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
PERIOD 18                                                                                                          PAGE # 1
DETERMINATION: 10-Dec-98                                                                                           Beginning 11/1/98
DISTRIBUTION: 15-Dec-98                                                                                            Ending 11/30/98
TIME: 1/6/99 13:59
                                                                           CLASS A-1 5.744% MONEY MARKET ASSET BACKED NOTES
                                                                           CLASS A-2 6.100% ASSET BACKED NOTES
                                                                           CLASS A-3 6.350% ASSET BACKED NOTES
                                                                           CLASS A-4 6.500% ASSET BACKED NOTES
                                                                           CLASS A-5 6.600% ASSET BACKED NOTES
                                                                           CLASS B-1 6.750% ASSET BACKED CERTIFICATES


               ORIG PRINCIPAL        BEG PRINCIPAL        PRINCIPAL           INTEREST             TOTAL              END PRINCIPAL
  CLASS            BALANCE              BALANCE          DISTRIBUTION       DISTRIBUTION        DISTRIBUTION             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
A-1 Notes      $200,000,000.00              $0.00               $0.00              $0.00                $0.00                  $0.00

A-2 Notes      $294,000,000.00     $64,512,569.80      $21,963,299.08        $327,938.90       $22,291,237.98         $42,549,270.72

A-3 Notes      $227,000,000.00    $227,000,000.00               $0.00      $1,201,208.33        $1,201,208.33        $227,000,000.00

A-4 Notes      $133,000,000.00    $133,000,000.00               $0.00        $720,416.67          $720,416.67        $133,000,000.00

A-5 Notes       $70,000,000.00     $70,000,000.00               $0.00        $385,000.00          $385,000.00         $70,000,000.00
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NOTE TOTALS    $924,000,000.00    $494,512,569.80      $21,963,299.08      $2,634,563.90       $24,597,862.98        $472,549,270.72
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B-1             $29,148,275.79     $29,148,275.79               $0.00        $163,959.05          $163,959.05         $29,148,275.79
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CERTIFICATE
       TOTALS   $29,148,275.79     $29,148,275.79               $0.00        $163,959.05          $163,959.05         $29,148,275.79
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TOTALS         $953,148,275.79    $523,660,845.59      $21,963,299.08      $2,798,522.95       $24,761,822.03        $501,697,546.51
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                                            FACTOR   INFORMATION   PER   $1,000


                            PRINCIPAL          INTEREST            END PRINCIPAL
   CLASS                  DISTRIBUTION       DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------
     A-1                    0.00000000       0.00000000             0.00000000
                    ------------------------------------------------------------
     A-2                   74.70509891       1.11543844           144.72541061
                    ------------------------------------------------------------
     A-3                    0.00000000       5.29166665         1,000.00000000
                    ------------------------------------------------------------
     A-4                    0.00000000       5.41666669         1,000.00000000
                    ------------------------------------------------------------
     A-5                    0.00000000       5.50000000         1,000.00000000
                    ------------------------------------------------------------
Notes Totals               23.76980420       2.85125963           511.41695965
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    B-1                     0.00000000       5.62499995         1,000.00000000
--------------------------------------------------------------------------------
Certificate Totals          0.00000000       5.62499995         1,000.00000000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          TOTALS          23.04289861       2.93608353           526.35834240
--------------------------------------------------------------------------------






(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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                          CHASE MANHATTAN AUTO OWNER TRUST
                                   SERIES 1997-B
                          STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
PERIOD 18                                                                                               PAGE         # 2
DETERMINATION: 10-Dec-98                                                                                Beginning         11/1/98
DISTRIBUTION: 15-Dec-98                                                                                 Ending           11/30/98
TIME: 1/6/99 13:59



                                                                                                                          per $1000
Section 5.8 (iii)  Servicing Fee                                                                      $436,384.04         0.45783437


Section 5.8 (iv)   Administration Fee                                                                   $1,000.00         0.00104915


Section 5.8 (vi)   Pool Balance at the end of the Collection Period                               $501,697,546.51


Section 5.8 (vii)  Repurchase Amounts for Repurchased Receivable
                                      By Seller                                                             $0.00
                                      By Servicer                                                     $107,564.76
                                      TOTAL                                                           $107,564.76

Section 5.8 (viii) Realized Net Losses for Collection Period                                          $380,541.42


Section 5.8 (ix)   Reserve Account Balance after Disbursement                                      $15,050,926.40


Section 5.8 (x)    Specified Reserve Account Balance                                               $15,050,926.40


Section 5.8 (xi)   Total Distribution Amount                                                       $25,751,520.00

                                      Servicing Fee                                                   $436,384.04
                                      Administrative Fee                                                $1,000.00
                                      Noteholders' Distribution Amount                             $24,597,862.98
                                      Certificateholders' Distribution Amount                         $163,959.05
                                      Deposit to Reserve Account                                      $552,313.93









Section 5.8 (xii)  Noteholders' Distributable Amount


                   -----------------------------------------------------------------------------------------------------------------
                         Class              Principal                    Interest                    Total            Prin (per
                                                                                                                     $1000/orig)
                   -----------------------------------------------------------------------------------------------------------------
                          A-1                          $0.00                            $0.00               $0.00         0.00000000
                          A-2                 $21,963,299.08                      $327,938.90      $22,291,237.98        74.70509891
                          A-3                          $0.00                    $1,201,208.33       $1,201,208.33         0.00000000
                          A-4                          $0.00                      $720,416.67         $720,416.67         0.00000000
                          A-5                          $0.00                      $385,000.00         $385,000.00         0.00000000
                   -----------------------------------------------------------------------------------------------------------------
                         Total                $21,963,299.08                    $2,634,563.90      $24,597,862.98        23.76980420
                   -----------------------------------------------------------------------------------------------------------------




Section 5.8 (xiii) Certificateholders' Distributable Amount


                   -----------------------------------------------------------------------------------------------------------------
                         Class        Principal                    Interest               Total            Prin (per$1000/orig)
                   -----------------------------------------------------------------------------------------------------------------
                          B-1           $0.00                      $163,959.05         $163,959.05         0.00000000
                   -----------------------------------------------------------------------------------------------------------------
                   -----------------------------------------------------------------------------------------------------------------
                         Total          $0.00                      $163,959.05         $163,959.05         0.00000000
                   -----------------------------------------------------------------------------------------------------------------




Section 5.8 (xiv)  Reserve Fund Transfer Amount                                                   $    552,313.93











(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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